Forward Air Corporation
Historical Operating Data - Unaudited

	2015
	March 31	June 30	September 30	December 31	Average

Expedited LTL
Average linehaul pounds per week (1)
(in thousands)	41,262	50,803	48,208	48,530	47,224
Number of terminals - Company-operated	74	74	73	72	74
Number of terminals - agent	17	17	17	19	17
Number of terminals - total	91	91	90	91	91
Average tractors - Company	307	271	265	332	294
Average leased tractors - Company	72	73	73	66	71
Average leased straight trucks - Company	22	22	22	19	21
Average tractors - owner-operator	1,344	1,145	1,090	1,030	1,152
Average tractors - total	1,745	1,511	1,450	1,447	1,538
Average trailers	3,731	3,669	3,660	3,924	3,746
Average leased trailers	1,057	1,012	1,015	1,089	1,043
Average trailers - total	4,788	4,681	4,675	5,013	4,789

Pool Distribution
Number of terminals - Company-operated	19	20	20	20	20
Number of terminals - agent	10	9	9	9	9
Number of terminals - total	29	29	29	29	29
Average tractors - Company	65	62	62	64	63
Average leased tractors - Company	—	—	7	45	13
Average straight trucks & vans - Company	156	180	177	159	168
Average leased straight trucks - Company	15	16	24	23	20
Average tractors - owner-operator	91	87	82	104	91
Average straight trucks & vans - owner-operator	81	100	118	126	106
Average tractors - total	408	445	470	521	461
Average trailers	126	126	126	73	113

Truckload Premium Services
Average tractors - Company	83	72	84	84	81
Average tractors - owner-operator	242	298	378	395	328
Average tractors - total	325	370	462	479	409
Average trailers	96	122	122	119	115

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2016
	March 31	June 30	September 30	December 31	Average

Expedited LTL
Average linehaul pounds per week (1)
(in thousands)	44,041	47,346	46,010	48,579	46,486
Number of terminals - Company-operated	72	72	72	72	72
Number of terminals - agent	19	19	19	19	19
Number of terminals - total	91	91	91	91	91
Average tractors - Company	330	294	277	244	286
Average leased tractors - Company	62	30	30	32	39
Average leased straight trucks - Company	17	1	1	1	5
Average tractors - owner-operator	1,020	989	960	958	982
Average tractors - total	1,429	1,314	1,268	1,235	1,312
Average trailers	2,881	3,098	3,490	3,471	3,235
Average leased trailers	1,012	1,011	1,059	818	975
Average trailers - total	3,893	4,109	4,549	4,289	4,210

Pool Distribution
Number of terminals - Company-operated	20	19	19	19	19
Number of terminals - agent	9	9	9	9	9
Number of terminals - total	29	28	28	28	28
Average tractors - Company	64	67	67	67	66
Average leased tractors - Company	45	19	30	29	31
Average straight trucks & vans - Company	151	146	142	140	145
Average leased straight trucks - Company	23	72	78	79	63
Average tractors - owner-operator	91	84	84	89	87
Average straight trucks & vans - owner-operator	118	118	141	152	132
Average tractors - total	492	506	542	556	524
Average trailers	73	73	73	73	73

Truckload Premium Services
Average tractors - Company	84	84	83	83	84
Average tractors - owner-operator	360	329	336	314	335
Average tractors - total	444	413	419	397	419
Average trailers	1,341	1,247	1,301	1,328	1,304

Intermodal
Shipment count	29,401	30,004	33,948	34,363	31,929
Number of Locations - company	13	13	13	13	13
Number of Locations - agent	—	—	—	—	—
Number of Locations - total	13	13	13	13	13
Avg. tractors-company	—	—	24	24	12
Avg. leased tractors-company	87	87	84	87	86
Avg. leased straight trucks - company	6	6	6	6	6
Avg. tractors-o/o	371	340	405	398	379
Avg. tractors-total	464	433	519	515	483
Avg. trailers & chasises	30	30	30	30	30
Avg. leased trailers & chasis	28	28	28	46	33
Avg. trailers - total	58	58	58	76	63

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2017
	March 31	June 30	Average

Expedited LTL
Average linehaul pounds per week (1)	44,254	48,888	46,571
(in thousands)
Number of terminals - Company-operated	72	72	72
Number of terminals - agent	19	22	21
Number of terminals - total	91	94	93
Average tractors - Company	199	200	200
Average leased tractors - Company	98	98	98
Average leased straight trucks - Company	40	40	40
Average tractors - owner-operator	953	963	958
Average tractors - total	1,290	1,301	1,296
Average trailers	3,246	3,126	3,186
Average leased trailers	840	769	805
Average trailers - total	4,086	3,895	3,991

Pool Distribution
Number of terminals - Company-operated	19	19	19
Number of terminals - agent	9	9	9
Number of terminals - total	28	28	28
Average tractors - Company	67	68	68
Average leased tractors - Company	29	29	29
Average straight trucks & vans - Company	134	134	134
Average leased straight trucks - Company	79	79	79
Average tractors - owner-operator	81	78	80
Average straight trucks & vans - owner-operator	156	151	154
Average tractors - total	546	539	544
Average trailers	542	454	498

Truckload Premium Services
Average tractors - Company	83	84	84
Average tractors - owner-operator	325	313	319
Average tractors - total	408	397	403
Average trailers	1,336	1,482	1,409

Intermodal
Shipment count	34,754	45,131	39,943
Number of Locations - company	13	19	16
Number of Locations - agent	—	—	—
Number of Locations - total	13	19	16
Avg. tractors-company	23	47	35
Avg. leased tractors-company	88	87	88
Avg. leased straight trucks - company	6	5	6
Avg. tractors-o/o	377	706	542
Avg. tractors-total	494	845	671
Avg. trailers & chasises	30	264	147
Avg. leased trailers & chasis	46	34	40
Avg. trailers - total	76	298	187

(1) Includes pounds associated with linehaul shipments only.